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                                EXHIBIT 10.77
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                                                              EXHIBIT 10.77

                                 LOAN AGREEMENT

                 THIS LOAN AGREEMENT, dated as of this 31st day of October, 1995, is by and between PAXSON COMMUNICATIONS CORPORATION, a Delaware corporation having its principal offices at 601 Clearwater Park Road, West Palm Beach, Florida 33401, (the "Lender"), and ROBERTS BROADCASTING COMPANY OF RALEIGH-DURHAM, L.P. a Delaware limited partnership having its principal offices at 1408 N. Kings Highway, Suite 300, St. Louis, Missouri, 63113 (the "Borrower");

                              W I T N E S S E T H:

                 WHEREAS, the Borrower is seeking to purchase and modify the facilities of Television Station WRMY, Rocky Mount, North Carolina (the "Station"); and

                 WHEREAS, the Borrower desires to borrow funds from the Lender to purchase and/or construct of the Station; and

                 WHEREAS, an affiliate of the Lender wishes to obtain an option to acquire a 40% equity interest in Borrower as a limited partner.

                 NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the Lender and the Borrower agree as follows:

ARTICLE 1. AMOUNT AND TERMS OF THE LOANS

         Section 1.1 The Loan. The Lender agrees, upon the terms and conditions hereinafter set forth, to make a loan to the Borrower in an aggregate principal amount not to exceed Four Million Dollars ($4,000,000) (the "Loan").

         Section 1.2 The Promissory Note. The outstanding principal amount of the Loan shall be evidenced by and subject to the terms of a promissory note, dated of even date herewith, substantially in the form set forth as Exhibit 1 hereto (the "Note") payable to the order of the Lender and representing the obligation of the Borrower to pay the Lender the amount of the Loan, with interest thereon, as prescribed in Section 1.4. The Lender is authorized to endorse the date and amount of the Loan and each repayment of principal and/or interest with respect thereto on the Schedule A annexed to and constituting a part of the Note, which endorsement shall constitute prima facie evidence of the information endorsed.

         Section 1.3 Interest. The loan shall bear interest on the unpaid principal amount thereof at the rate per annum at all times equal to eleven and seven/eighths (11 7/8%). Interest shall be calculated on the basis of a year of three hundred sixty (360) days and actual number of days elapsed during the period for which such interest is payable. Interest shall begin to accrue on the outstanding principal amount of the Loan on the date of commencement of




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broadcast operations at the Station by the Borrower pursuant to Federal
Communications Commission ("FCC") authorization and the first payment of interest to the Lender shall be due sixty (60) days thereafter at which time all interest accrued shall become due and payable; thereafter, accrued interest shall be paid monthly, on the same date as the principal payments are due pursuant to Section 1.4 hereof. If any installment of principal or interest is not paid when due, that installment shall bear interest at a rate per annum equal to the lower of the highest rate permitted by law or eighteen percent (18%) from the due date thereof until paid in full.

         Section 1.4      Repayment of the Loan.  One Hundred Twenty
(120) days after the commencement of broadcast operations at the Station by the Borrower pursuant to Federal Communications Commission ("FCC") authorization, the Borrower shall begin repayment to the lender of the loan in eighty-four
(84) consecutive equal monthly installments of principal and interest. Notwithstanding anything to the contrary in the Loan Agreement, Promissory Note, Security Agreement or Pledge Agreement, if the monthly time brokerage payments payable to Borrower are not sufficient to allow Borrower to make timely monthly payments of principal and interest under the Loan Agreement (as well as pay the operating expenses of WRMY), Lender hereby agrees that (a) the failure to make such payments (in the absence of any other event or circumstance that constitutes an Event of Default under the Loan Agreement) shall not constitute an Event of Default under the Loan Agreement and (b) Lender shall make an additional payment to Borrower sufficient to allow Borrower to pay those operating and debt expenses. Should Lender fail to make such additional payment, the monthly Lender loan repayment of Borrower shall be considered paid in full notwithstanding the amount of the shortfall.

         Section 1.5      Use of Proceeds and Advancement of Funds.

                 (a) The proceeds of the Loans are to be used by Borrower exclusively for the purpose of purchasing the Station and/or completing construction of the Station pursuant to the Purchase Agreement or Construction And Equipment Schedule attached hereto as Exhibit 2 and for working capital and operating expenses.

                 (b) The Borrower agrees to furnish to the Lender such information as the Lender may reasonably request in connection with the loans including the submission of additional documentation involving invoices and other requests for payment submitted to the Borrower.

         Section 1.6 Information. The Borrower agrees to furnish to the Lender such information as the Lender may reasonably request in connection with the Loan or the Station.




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         Section 1.7      Prepayment.  The Borrower may prepay the Note
in whole at any time, or from time to time in part, with accrued interest to the date of prepayment on the amount prepaid, without penalty, provided that each payment, other than for the full amount of the outstanding balance, shall be in the amount of Twenty Five Thousand Dollars ($25,000.00) or an integral multiple thereof. Each prepayment on the Note shall be applied to installments of principal payable on the Note in the inverse order of maturity.

         Section 1.8 Payment on Non-Business Days. Whenever any payment to be made hereunder or under the Note shall become due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest hereunder and under the Note.

ARTICLE 2. CLOSING

         Section 2.1 Closing Date. Closing of this transaction shall occur on a date set by Lender upon five (5) days written notice to Borrower, or such other date agreed upon by the parties hereto (the "Closing Date").

ARTICLE 3. SECURITY

         Section 3.1 Security Interest. As security for the Loan, the Borrower shall execute and deliver to the Lender, on or before the Closing Date, a security agreement in the form of Exhibit 3 hereto (the "Security Agreement").

         Section 3.2 Pledge Agreements. As further security for the Loan, on or before the Closing Date, the Borrower shall deliver to the Lender a pledge agreement in the form of Exhibit 4, duly executed by the partners of Roberts Broadcasting Company of Raleigh-Durham, Ltd. (the "Partners"), (the "Pledge Agreement").

         Section 3.3 Leasehold Mortgages. At such time as the Borrower enters into any lease, including any leases for the station's studio and transmitter sites, it shall execute with respect to such lease a leasehold mortgage in the form of Exhibit 5 (the "Leasehold Mortgage"), granting the lender a lien on its leasehold interest under such lease. If requested by the Lender, the Borrower shall also deliver to the lender in form and substance satisfactory to the Lender with respect to any lease to which the Borrower becomes a party (i) evidence of the filing of a memorandum of lease, (ii) an executed estoppel certificate, (iii) an executed landlord's consent and waiver and (iv) an alta mortgagee's policy of title insurance in customary form with respect to such lease.





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         Section 3.4   Mortgages.  The Borrower shall execute a first
mortgage or deed of trust in favor of the Lender covering any real estate acquired by Borrower in form and substance satisfactory to the Lender. If requested by the Lender, the Borrower shall also deliver to the Lender an ALTA mortgagee's policy of title insurance in customary form with respect to such parcel.

ARTICLE 4. CONDITIONS OF LENDING

      Section 4.1 Conditions Precedent to Loan Funds. The obligation of the Lender to Loan the funds pursuant to Section 1.5 hereunder is subject to the condition precedent that the Lender shall have received all of the following, on or before the Closing Date, in form and substance satisfactory to the Lender:

               (a)     The Note, duly executed and delivered by the Borrower;

               (b) The Security Agreement, together with appropriate UCC-1 forms, duly executed and delivered by the Borrower;

               (c) The Pledge Agreements, duly executed and delivered by the Partners;

               (d)     Leasehold Mortgages to the extent applicable;

               (e) Roberts Broadcasting Company of Raleigh-Durham, Ltd.'s Certificate of Limited Partnership in the form of Exhibit 6 and the executed Option Agreement in the form of Exhibit 6A;

               (f) A certified copy of the resolutions of the Partners of the Borrower evidencing approval of the execution, delivery and performance of this Agreement, the Note and the Security Agreement and other matters contemplated hereby;

               (g) Certificates of Good Standing for the Borrower as of a recent date prior to the Closing Date from the State of Delaware;

               (h) A certificate of an officer of Borrower attaching the executed Purchase Agreement and/or Construction And Equipment Schedule for the Station and evidence of FAA approval for the Station's new tower;

               (i) Copies of the certificates evidencing the insurance required to be maintained by the Borrower pursuant to Section 6.1(e);



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               (j)     Evidence of the filing of any memorandum of lease to the
 extent required by Section 3.3;

               (k)     Executed estoppel certificates to the extent required by
Section 3.3;

               (l) Executed landlord's consents and waivers to the extent required by Section 3.3;

               (m)     Such documentation, as required by Section 1.5; and

               (n) The executed Time Brokerage Agreement between the Station and Paxson Communications of Raleigh-Durham-47, Inc. in the form of
Exhibit 7.

         Section 4.2 Compliance. All of the representations and warranties of the Borrower in this Agreement shall be true and accurate in all material respects on and as of the Closing Date and the date of any subsequent disbursement of any portion of the Loan, as if made on and as of such date and time. The Borrower shall be in compliance with all of the applicable terms and provisions of this Agreement and no Event of Default or any event which with the lapse of any applicable grace period or the giving of notice or both would constitute an Event of Default shall have occurred and be continuing. The Borrower shall have performed all obligations and taken all actions to be performed or taken by it hereunder on or prior to such date. On the Closing Date, the Borrower shall deliver to the Lender a certificate, dated as of such date and signed by an executive officer of the Borrower, certifying compliance with the conditions of this Section 4.02. Each disbursement of all or a portion of the Loan to the Borrower shall in and of itself, constitute a representation and warranty that the Borrower as of the date of such Loan, is in compliance with this Section and if the Borrower is not in compliance with this Section, the Lender shall not be required to disburse such Loan to the Borrower.

ARTICLE 5. REPRESENTATIONS AND WARRANTIES

         Section 5.1 Representations and Warranties of the Borrower. In order to induce the Lender to enter into this Agreement and make the Loan, the Borrower represents and warrants as follows:

                 (a) Existence and Standing. The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and in good standing under the laws of the State of North Carolina and any other jurisdiction in which it conducts its business, and has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute



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and deliver, and to perform all of its obligations under this Agreement, the
Note, any Leasehold Mortgage, the Security Agreement and all other documents that have been or will be executed and delivered by the Borrower pursuant to this Agreement.

                 (b) Authorizations, Compliance with Laws. The execution, delivery and performance by the Borrower of this Agreement, the Note, any Leasehold Mortgage, the Security Agreement and all other documents required to be executed and delivered by the Borrower pursuant to this Agreement have been duly authorized by all necessary partnership action and do not and will not (i) violate (A) any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Borrower or (B) any provision of the Certificate of Limited Partnership of the Borrower; or (ii) result in a breach of or constitute a default under any agreement or instrument to which the Borrower is a party or by which its properties may be affected; or (iii) result in the creation of a lien, charge or encumbrance of any nature upon the Borrower's properties or assets other than as contemplated by this Agreement.

                 (c) No Consent. No authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department or agency, except for filing with the FCC, is or will be necessary to the valid execution, delivery and performance by the Borrower of this Agreement, the Note, any Leasehold Mortgage, the Security Agreement or any other document required to be executed and delivered by the Borrower pursuant to this Agreement.

                 (d) Binding Obligations. This Agreement, the Note, any Leasehold Mortgage, the Security Agreement and all other documents required to be executed and delivered by the Borrower pursuant to this Agreement have been or will be executed and delivered by duly authorized officers of the Borrower and constitute or will constitute, legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms.

                 (e) Litigation. There are no actions, suits or proceedings pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower or its properties before any court or governmental department or agency which materially adversely affects the transactions contemplated by this Agreement or which would have a material adverse effect on the business, properties, operation or condition of the Borrower.

                 (f) No Default. The Borrower is not in default in the performance, observance or fulfillment of any of the obligations or conditions contained in any material agreement or instrument to which it is a party, nor with respect to any order, judgment, writ, injunction or decree of any court, governmental authority or arbitration board.





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                 (g)   Compliance with Laws.  The Borrower has complied with
all applicable federal, state and local laws. All necessary licenses and permits related to the Station have either been obtained and are currently valid or have been applied for and are now being diligently pursued.

                 (h) Taxes. The Borrower has filed all tax returns and reports (federal, state and local) required to be filed by it, and has paid all taxes shown thereon, including interest and penalties, and all assessments received by it (except to the extent that the same are being contested in good faith by appropriate proceedings diligently prosecuted and as to which adequate reserves have been set aside on the books of the Borrower in conformity with generally accepted accounting principles).

                 (i) Title to Properties. The Borrower has good and marketable title to all of its property and assets and valid and enforceable leasehold interests in the property which it holds under lease, all such property, assets and leasehold interests being free and clear of any and all mortgages, deeds of trust, assignments, liens, security interests, charges or encumbrances of any nature whatsoever, except for liens created hereby and no mortgages, deeds of trust, financing statements or other evidences of security interests covering all or any of the aforesaid property are on file among the records of any public office, except those evidencing a security interest in favor of the Lender.

                 (j) Material Misstatement. No statement made herein or information, exhibit or report furnished by the Borrower to the Lender in connection with this Agreement or its negotiation, contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the foregoing not misleading.

ARTICLE 6. COVENANTS OF THE BORROWER

         Section 6.1 Affirmative Covenants. So long as the Note shall remain unpaid, the Borrower hereby covenants and agrees that it will, unless the Lender shall otherwise consent in writing:

                 (a) Payment of Obligations. Pay punctually and discharge when due: (i) all indebtedness heretofore or hereafter incurred;
(ii) all taxes, assessments and governmental charges or levies imposed upon it or its income or profits, or upon any properties belonging to it; (iii) claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like persons which, if unpaid might become a lien or charge upon the property of the Borrower; provided that this covenant shall not require the payment of any of the matters set forth in (i), (ii) and (iii) above if the same shall be contested in good faith and by proper


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proceedings diligently pursued and as to which adequate reserves have been set aside on the books of the Borrower in accordance with generally accepted accounting principles.

                 (b) Preservation of Partnership Existence. Preserve and maintain its partnership existence, rights, franchises and privileges in the jurisdiction of its creation and act in full compliance with its Certificate of Limited Partnership.

                 (c) Maintenance of Properties. Maintain and preserve all of its properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

                 (d) Compliance with Laws. Comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any governmental authority.

                 (e) Maintenance of Insurance. Maintain with responsible and reputable insurance companies policies on all of its properties and covering such risks, including public liability and workers' compensation, in such amounts as are usually carried by companies engaged in similar businesses and owning similar properties as the Borrower, and promptly upon execution thereof provide to the Lender copies of all such policies and any riders or amendments thereto. The policies of insurance required hereunder shall name the Lender as an additional loss payee or additional insured, as applicable, and shall provide that the Lender shall receive at least thirty
(30) days' written notice prior to the cancellation, termination or alteration of any such policy.

                 (f) Operations in Ordinary Course. Continue to operate its business in the ordinary course.

                 (g) Perfection of Liens. Do all things requested by the Lender to preserve and perfect the liens and security interests of the Lender arising pursuant to the Security Agreement, the Pledge Agreements, any Leasehold Mortgage or any other agreement required hereunder as first liens and security interests.

                 (h) FCC Approval. If counsel to the Lender reasonably determines that the consent of the FCC is required in connection with the execution, delivery and performance of this Agreement, the Pledge Agreements, the Security Agreement or any other document delivered to the Lender in connection herewith or therewith or as a result of any action which may be taken pursuant hereto or thereto, then the Borrower, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with the Lender in any action commenced by the Lender to secure such consent.





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         Section 6.2   Negative Covenants.  So long as the Note shall remain
unpaid and the Agreement shall not have been terminated, the Borrower hereby covenants that it will not, without the Lender's prior written approval:

                 (a) Indebtedness. Create or incur, assume or suffer to exist any indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, direct or contingent, joint or several, except for: (i) indebtedness evidenced by the Note; and (ii) indebtedness (other than for borrowed money) incurred in the ordinary course of business not to exceed Twenty Five Thousand Dollars ($25,000.00) in the aggregate at any one time.

                 (b) Liens. Create, assume or suffer to exist, directly or indirectly, any security interest, mortgage, deed of trust, pledge, lien, charge or other encumbrance, of any nature whatsoever upon any of its properties or assets, now owned or hereafter as acquired, excluding, however, from the operation of this covenant:

                       (i) any security interest or lien created pursuant to this Agreement;

                       (ii) liens for taxes or assessments either not delinquent or the validity of which are being contested in good faith by appropriate legal or administrative proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                       (iii) materialmen's, mechanics', carriers', workmen's, repairmen's, warehousemen's or other like liens arising in the ordinary course of business and either not yet due and payable or being contested in good faith by appropriate legal proceedings and as to which adequate reserves shall have been set aside on its books, in conformity with generally accepted accounting principles;

                       (iv) deposits or pledges to secure payment of workers' compensation, unemployment insurance or other social security benefits or obligations;

                       (v) any judgment lien, unless the judgment it secures shall not, within thirty (30) days after the entry thereof, have been discharged, vacated, reversed, or execution thereof stayed pending appeal, or shall not have been discharged, vacated or reversed within thirty (30) days after the expiration of any such stay; or

                       (vi)    the Subordinated Liens.


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                 (c)   Disposition of Assets.  Sell, transfer, lease or
otherwise dispose of all or any material part of its assets other than in the ordinary course of business and in exchange for collateral of like value in which the Lender shall have a security interest.

                 (d) Merger. Enter into any consolidation or merger with, or into any acquisition of all or substantially all of the properties or assets of any person or entity.

                 (e) Transfer or Issuance of Interests. Permit the issuance or transfer of any partnership interests in the Borrower, or any options or other rights to purchase partnership interests in the Borrower.

                 (f) Change of Business. Change, in any material respect, the nature or character of its business as intended, or engage in any activity not reasonably related to such business.

                 (g) Remove Assets. Remove any of the assets procured with the proceeds of the borrowings provided for herein, or any replacements for such assets, to a county in which no financing statement on Form UCC-1 has been filed by the Lender with respect to such assets.

                 (h) Distributions or Dividends. Declare or make, directly or indirectly, any payment or distribution, or incur any liability for the purchase, acquisition, redemption or retirement of any partnership interest of the Borrower or a return of capital or other payment or distribution of any kind to a partner of the Borrower or any affiliate of the Borrower in respect of the Borrower's capital.

                 (i) Transactions with Affiliates. Enter into any transaction or agreement with any affiliate of the Borrower (other than the Lender).

                 (j) Contracts. Enter into any contract or commitment relating to its stock or assets except for contracts involving aggregate payments of less than Five Thousand Dollars ($5,000.00) and contracts which can be terminated without penalty on thirty (30) days' notice or less, or amend or terminate any material contract (or waive any substantial right thereunder), or incur any obligation (including obligations relating to the borrowing of money or guarantee of indebtedness).

                 (k) Adverse Change. Suffer any material adverse change in the business, assets, properties, prospects or condition (financial or otherwise) of the Borrower or the Station, or any damage, destruction or loss affecting any assets used or useful in the conduct of the business of the Borrower.




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                 (l)   Employee Compensation.  Suffer any material
increase in excess of the reasonable range in the broadcast industry in the same or similar markets in compensation payable or to become payable to any employees, or any bonus payment made or promised to any employee, or any material change in personnel policies, insurance benefits or other compensation arrangements affecting any employees, provided that nothing in this clause shall be construed to limit or restrict the commission compensation of employees who may be selling brokered time for the Borrower.

                 (m) Cancellation of Debts. Cancel any debts owed or claims held by the Borrower.

                 (n) Write-Down. Suffer any significant write-down of the value of any assets or any significant write-off as uncollectible of any accounts receivable without the prior written consent of the Lender.

                 (o) Rights. Transfer or grant any right under, or enter into any settlement regarding the breach or infringement of, any license, patent, copyright, trademark, service mark, trade name, franchise, or similar right, or modify any existing right relating to the Borrower.

                 (p) Construction Schedule. Make any material changes in or departures from the Construction And Equipment Schedule for the Station.

                 (q) Time Brokerage Agreement. Terminate, amend or waive any provision of the Station's Time Brokerage Agreement.

                 (r) Programming. Make any changes in the Station's programming except for changes in the Station's non-entertainment, public affairs programming of less than ten percent (10%) of the weekly hours between 6 a.m. and midnight.

         Section 6.3 Reporting Requirements. So long as the Note shall remain unpaid and the Agreement shall not have been terminated, the Borrower shall, unless the Lender shall otherwise consent in writing, furnish to the Lender:

                 (a) Default Certificate. As soon as possible and in any event within five (5) business days after the occurrence of each Event of Default (as defined in Section 7.1) of which the Borrower has knowledge, the statement of the chief financial officer of the Borrower setting forth details of such Event of Default and the action which the Borrower proposes to take with respect thereto.





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                 (b)   Financial Statements.  Beginning with the making of
the initial Loan disbursement, quarterly financial statements within thirty (30) days after the end of each fiscal quarter; within ninety (90) days after the end of each fiscal year of the Borrower, a copy of the audited financial statements for such year for the Borrower, including therein a balance sheet of the Borrower as of the end of such fiscal year, statements of income and expense of the Borrower for such fiscal year, and a statement of cash flow of the Borrower for such fiscal year, in each case prepared by an independent public accountant of recognized standing acceptable to the Lender, except that the Lender may waive the audit requirement and accept a review of the Borrower's financial records.

                 (c) Notice of Litigation. Promptly give written notice of all actions, suits and proceedings before any court or governmental agency, domestic or foreign, which may be commenced or threatened against the Borrower in which the claim involved is Five Thousand Dollars ($5,000.00) or more and of any other matter of the type described in Section 5.1(e).

                 (d) Budget. An annual budget to the Lender to be reviewed semi-annually. Such budgets shall cover all operating expenses and capital expenditures for the Station and must be satisfactory to Lender.

                 (e) Other Information. Such other information respecting the business, properties, operations or the condition, financial or otherwise, of the Borrower as the Lender may from time to time reasonably request.

ARTICLE 7. EVENTS OF DEFAULT

         SECTION 7.1 Events of Default. Under this Agreement, an Event of Default shall be any of the following:

                 (a) The Borrower shall fail to pay any installment of principal or interest on the note, or any other obligation to the Lender when due whether at the due date thereof or by acceleration or otherwise, and such default shall remain unremedied for a period of five (5) days after the due date thereof; or

                 (b) The security interest or lien of the Lender in any material portion of the collateral covered by the Security Agreement, Pledge Agreement or any Leasehold Mortgage shall at any time not constitute a legal, valid and enforceable security interest or lien; or

                 (c) Any representation or warranty made by the Borrower (or any of its Partners) herein, in the Security Agreement or in any certificate, agreement, instrument or



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statement contemplated by or made or delivered pursuant to or in connection with this Agreement, the Note, any Leasehold Mortgage or the Security Agreement, its Certificate of Limited Partnership or by the Partners in the Pledge Agreement shall prove to have been incorrect in any material respect when made; or

                 (d) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement, the Note, the Security Agreement, any Leasehold Mortgage, its Certificate of Limited Partnership or the Partners shall fail to perform or observe any term, covenant or agreement contained in the Pledge Agreement, and any such failure remains unremedied for thirty (30) days after written notice thereof shall have been given to the Borrower by the Lender; or

                 (e) The Borrower or its partners shall fail to pay any indebtedness for borrowed money owing by the Borrower or its partners or any interest or premium thereon, when due, whether such indebtedness shall become due by scheduled maturity, by required prepayment, by acceleration, by demand or otherwise, or the Borrower or its partners shall fail to perform any term, covenant or agreement under any agreement or instrument evidencing or securing or relating to any such indebtedness owing by the Borrower or its partners if the effect of such failure is to accelerate, or to permit the holder of such indebtedness to accelerate the maturity of such indebtedness; or

                 (f) The Borrower shall expend the proceeds of the Loan for any purpose other than as set forth in Section 1.5 hereof, without the prior written consent of the Lender, which may be withheld in the Lender's sole discretion; or

                 (g) The Borrower shall (i) fail to pay its debts as they mature in the ordinary course of business; (ii) file a petition commencing a voluntary case concerning it under any Chapter of Title 11 of the United States Code entitled "Bankruptcy"; or (iii) the Borrower shall apply for or consent to the appointment of any receiver, trustee, custodian or similar officer for it or for all or any substantial part of its property; or (iv) such receiver, trustee, custodian or similar officer shall be appointed without the application or consent of the Borrower and such appointment shall continue undischarged for a period of thirty (30) days; or (v) an involuntary case is commenced against the Borrower under any Chapter of the aforementioned Title 11 and an order for relief under such Title 11 is entered or the petition commencing the case is controverted but is not dismissed within thirty (30) days after the commencement of the case; or (vi) the Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or (vii) any such proceeding shall be instituted against the Borrower and shall remain undismissed for a period of thirty (30) days; or (viii) the Borrower shall take any action for the purpose of effectuating the foregoing; or

                 (h) Any court, government, or government agency shall condemn, seize or otherwise appropriate or take custody or control of all or a substantial portion of the property or assets of the Borrower; or

                 (i) There shall be a cancellation, denial or revocation of any material broadcast license for the Station, the Borrower shall be finally denied renewal of any such license, or any such license shall be renewed on terms that materially adversely affect the economic or commercial value or usefulness thereof; or

                 (j) Any event constituting an Event of Default under Section 6.1(i) shall occur.

         Section 7.2 Effect of Event of Default. Should any Event of Default occur, the Lender may at its option by written notice to the Borrower declare the entire unpaid principal amount of the Note, together with all unpaid interest and all other amounts payable under this Agreement and every other obligation of the Borrower to the Lender, immediately due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding; provided, however, that in case of an Event of Default under Section 7.1(g), all the obligations of the Borrower under this Agreement and the Note shall become immediately due and payable as of the date of any such Event of Default regardless of the cause of such Event of Default and without any notice to the Borrower required from the Lender. The Lender shall have, in addition to all other rights and remedies allowed by law, the rights and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Florida and, without limiting the generality of the foregoing, the rights and remedies provided for in the Security Agreement, Pledge Agreements, and any Leasehold Mortgage, which provisions are hereby incorporated by reference.

ARTICLE 8. MISCELLANEOUS

         Section 8.1 No Waiver; Cumulative Remedies. No failure or delay on the part of the Lender in exercising any right, power or remedy hereunder shall operate as a waiver, nor shall any single or partial exercise of any such right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 8.2 Amendments. No amendment, modification, termination or waiver of any provision of this Agreement, the Note, the Security Agreement, the Escrow Agreement or any Leasehold Mortgage, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless in writing, signed by the Lender and then only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances.

         Section 8.3 Conflicts. In the event of any conflict or inconsistency between any provision of this Agreement and a provision of the Note, the Security Agreement or any Leasehold Mortgage, the provisions of this Agreement shall control.

         Section 8.4 Address for Notices. All notices and other communications under this Agreement shall be in writing and shall be served by personal service or by mailing a copy thereof by registered or certified mail, return receipt requested, to the applicable party at the addresses indicated below:

                 If to the Borrower:

                          Roberts Broadcasting Company of Raleigh-Durham, L.P. 1408 N. Kings Highway
                          Suite 300
                          St. Louis, Missouri  63113

                 If to the Lender:

                          Paxson Communications Corporation
                          601 Clearwater Park Road
                          West Palm Beach, FL  33401


or at such other address as may be designated by either party in a written notice to the other complying as to delivery with the terms of this Section. All such notices and other communications shall be effective on the date of personal delivery or the date set forth on the return receipt.

         Section 8.5 Expenses. The Lender shall pay any and all taxes and fees payable or determined to be payable in connection with the execution, delivery and recordation of any instruments and documents to be delivered hereunder. In addition, Lender agrees to pay (i) the costs and expenses in connection with the negotiation, preparation and execution of the Loan Agreement, the Note, the Security Agreement, the Pledge Agreement and all other documents and instruments to be delivered hereunder (collectively, the "Loan Documents"); (ii) the fees, expenses and disbursements of counsel in connection with the negotiation, preparation, execution and administration of the Loan Documents and the loan and any consents, amendments, waivers or other modifications hereto or thereto; and (iii) all the costs and expenses of creating and perfecting liens in favor of Lender pursuant to any loan document.

         Section 8.6 Binding Effect; Assignment. This Agreement shall become effective when executed and thereafter shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign any rights or obligations hereunder without the prior written consent of the Lender. The Lender shall be permitted to assign any of its rights, interest and obligations hereunder, whereupon the Lender shall be released from performing all obligations so assigned which arise after the effective date of such assignment.

         Section 8.7   Governing Law.  This Agreement, the Note, the
Security Agreement and related documents shall be governed by, and construed in accordance with, the laws of the State of Florida with the exception of its conflicts of laws provisions; provided that the effect of any recordation shall be determined by the State thereof. The Borrower hereby irrevocably submits to the jurisdiction of the state and federal district courts for the district including Palm Beach, Florida for the purposes of any action or proceeding arising out of or relating to this Agreement or the subject matter hereof or thereof; waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such action or proceeding, any claim that (A) it is not personally subject to the jurisdiction of such courts, (B) the action or proceeding is brought in an inconvenient forum or (C) the venue of the action or proceeding is improper; and agrees that, notwithstanding any right or privilege it may possess at any time, the Borrower and its property are and shall be generally subject to suit on account of the obligations assumed by it hereunder.

                 The Borrower agrees that service in person or by certified or registered U.S. mail to its address set forth in Section 8.04 shall constitute valid in personam service upon the Borrower and its successors and assigns in any action or proceeding with respect to any matter as to which it has submitted to jurisdiction hereunder.

                 Notwithstanding the foregoing, the Lender may at its option bring any action or other proceeding arising out of or relating to this Agreement or the subject matter hereof or thereof against the Borrower or any of its assets in the courts of any jurisdiction or place where the Borrower or such assets may be found or where the Borrower may be subject to personal jurisdiction, and may effect service of process as provided under any applicable Governmental Rule.

                 The obligations of the Borrower under this Section shall survive any termination of this Agreement.

         Section 8.8 Severability of Provisions. Any provision of this Agreement, the Note, the Security Agreement, or any Leasehold Mortgage that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions or affecting the validity or enforceability of any provisions in any other jurisdiction.

         Section 8.9 Headings. Article and Section headings in this Agreement are including for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 8.10 Rights Affected by Extensions. The rights of the Lender and its assigns shall not be impaired by any indulgence, release, renewal, extension or modification which the Lender may grant with respect to the indebtedness or any part thereof, or with respect to the collateral or with respect to any endorser, guarantor, or surety without notice or consent of the Borrower or any endorser, guarantee, or surety.

         Section 8.11  Survival of Representations and Warranties.
All representations and warranties made in this Agreement and in any documents or certificates delivered pursuant hereto or thereto shall survive the execution and delivery of this Agreement and the Note and the making of the Loan hereunder and continue in full force and effect, as of the respective dates as of which they were made, until all of the obligations of the Borrower to the Lender hereunder have been paid in full.

         Section 8.12 Attorneys' Fees. If any litigation arises between the parties in connection with the transactions contemplated by this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to all other damages and remedies.

         Section 8.13  Further Assurances.  From time to time, the
Borrower shall execute and deliver to the Lender such additional documents as the Lender may reasonably require to carry out the purposes of this Agreement or any of the documents entered into in connection herewith, or to preserve and protect the rights of the Lender hereunder or thereunder.

         Section 8.14  Indemnification.  The Borrower hereby
indemnifies and holds harmless the Lender and its directors, officers, shareholders, employees, agents, counsel, subsidiaries and affiliates (the "Indemnified Persons") from and against any and all losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against any

Indemnified Person in any way relating to or arising out of this Agreement, the documents entered into in connection herewith, or any of them or any of the transactions contemplated hereby or thereby; provided, however, that the Borrower shall not be liable to any Indemnified Person, if there is a judicial determination that such losses, liabilities, obligations, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of such Indemnified Person.

         Section 8.15 Counterparts. This agreement may be executed in any number of counterparts, and by each of the parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument.

         Section 8.16 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 8.17  Waiver.  EACH OF LENDER AND BORROWER HEREBY
AGREES TO WAIVE ITS RESPECTIVE RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, THE LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN.

         Section 8.18 Maximum Interest. Lender and Borrower intend that this Agreement and the other Loan Documents conform to all applicable usury laws. Accordingly, no provisions of the Loan Documents shall require the payment or permit the collection of interest in excess of the maximum rate permitted by applicable law ("Maximum Rate"), or obligate Borrower to pay any taxes, assessments, charges, insurance premiums or other amounts which are held to constitute interest to the extent that such payments, when added to the other obligations under the Loan Documents, would be held to constitute contracting for, or the payment by Borrower of, interest at a rate greater than the Maximum Rate. Lender and Borrower further agree that:

                                  (i)              if any excess of interest in
such respect is herein or in any such other instrument provided for, or shall be adjudicated to be so provided for herein or in any such instrument, the provisions of this subsection 8.16 shall govern, and neither Borrower nor its successors or assigns shall be obligated to pay the amount of such interest to the extent it is in excess of the Maximum Rate;

                                  (ii)             if at any time the amount of
interest under any of the Loan Documents for a calendar year exceeds the Maximum Rate had the Maximum Rate at all times been in effect, the interest chargeable under any such Loan Document shall be limited to the amount of interest that could have been charged if the Maximum Rate had at all times been in effect, but any subsequent reductions in the interest due shall not reduce the rate of interest chargeable under any such Loan Document below the Maximum Rate until the total amount of interest accrued under any such Loan Document equals the amount of interest that would have accrued if the interest provided for in any such Loan Document had at all times been in effect and collectible;

                                  (iii)            if the maturity of any Loan
Document is accelerated for any reason, or in the event of any prepayment by Borrower, or in any other event, earned interest may never include more than the Maximum Rate, computed from the date of disbursement of the funds evidenced by such Loan Document until payment, and any interest otherwise payable under such Loan Document that is in excess of the Maximum Rate shall be canceled automatically as of such acceleration or such other event and (if theretofore paid) shall be credited against principal;

                                  (iv)             if it should be held that
any interest payable or chargeable under any Loan Document is in excess of the Maximum Rate, the interest payable or chargeable under such Loan Document shall be reduced to the maximum amount permitted by applicable federal or state law, whichever shall permit the higher lawful interest, as construed by courts having jurisdiction thereof; and

                                  (v)              the spreading, prorating and
amortizing of interest over the term of the Loan Documents shall be allowed to the fullest extent permitted by applicable law.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.



WITNESS:                            ROBERTS BROADCASTING COMPANY OF
                                    RALEIGH-DURHAM, L.P.

                                    By:      Roberts Broadcasting L.L.C., as
                                             general partner



--------------------------          By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------

WITNESS:                              PAXSON COMMUNICATIONS
                                      CORPORATION


---------------------------         By:
                                       -------------------------------------
                                    Name:
                                         -----------------------------------
                                    Title:
                                          ----------------------------------